UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 10, 2020
(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

On June 11, 2020, the Company filed an amendment to its Certificate of Incorporation with the State of Delaware reflecting an increase in the Company’s authorized common stock to 15,000,000 shares. The Amendment to the Certificate of Incorporation is filed herewith as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2020 Annual Meeting of Stockholders of the Company was held by remote communication in the form of both a dial-in conference call and an audio webcast rather than an in-person event on Wednesday, June 10, 2020, at 3:00 p.m. Eastern Time, for the following purposes:

  To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 28, 2020.

  To approve a nonbinding advisory resolution on the Company’s executive compensation program.

  To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program.

  To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 11,000,000 to 15,000,000.

  To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2020.

At the Annual Meeting, there were present in person or by proxy 5,821,384.8 shares of the Company’s common stock, representing more than 80% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

  To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 28, 2020:

	For	Withheld	Broker Non-votes
Gloria J. Basse	3,065,696.8	53,139.8	2,702,548.2
Michael F. Brigham	2,822,203.8	296,632.8	2,702,548.2
Bobbi Jo Brockmann	2,852,304.8	266,531.8	2,702,548.2
David S. Cunningham	2,812,560.8	306,275.8	2,702,548.2
Steven T. Rosgen	2,841,603.8	277,232.8	2,702,548.2
Jonathan E. Rothschild	2,799,763.8	319,072.8	2,702,548.2
David S. Tomsche	2,819,608.8	299,227.8	2,702,548.2
Paul R. Wainman	2,816,904.8	301,931.8	2,702,548.2

On the basis of this vote, each of the eight nominees was elected to one-year terms as Directors of the Company.

  To approve a nonbinding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker Non-votes
2,962,108.6	105,665	51,063	2,702,548.2

95% of the shares voting on this item, and 41.1% of the Company’s outstanding shares, voted in favor. On the basis of this vote, the nonbinding advisory resolution on the Company’s executive compensation program was approved.

  To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-votes
2,900,807.6	49,310	162,218	6,501	2,702,548.2

93% of the shares voting on this item, and 40.2% of the Company’s outstanding shares, voted in favor of every year. On the basis of this vote, the nonbinding advisory vote to approve a nonbinding advisory vote on the Company’s executive compensation program every year received a plurality of the votes and was approved. In light of this vote, the Company intends to include a stockholder vote on the compensation of executives in its proxy materials each year at least until the next nonbinding advisory vote on the frequency of shareholder votes on the compensation of executives.

  To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 11,000,000 to 15,000,000:

For	Against	Abstain	Broker Non-votes
4,379,402.8	1,424,868	17,114	0

75.2% of the shares voting on this item, and 60.7% of the Company’s outstanding shares, voted in favor. On the basis of this vote, the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 11,000,000 to 15,000,000 was approved.

  To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2020:

For	Against	Abstain	Broker Non-votes
5,794,780.8	11,076	15,528	0

99.5% of the shares voting on this item, and 80.3% of the Company’s outstanding shares, voted in favor. On the basis of this vote, the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2020 was ratified.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 3.1	Certificate of Amendment of Certificate of Incorporation of ImmuCell Corporation filed with the Secretary of State of the State of Delaware on June 11, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: June 11, 2020	By:	/s/ Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment of Certificate of Incorporation of ImmuCell Corporation, filed with the Secretary of State of the State of Delaware on June 11, 2020